ING MAYFLOWER TRUST

ING International Value Fund

(the “Fund”)

Supplement dated October 29, 2010

to the Fund’s Class A, Class B, Class C, Class I,

and Class W Prospectus, dated February 26, 2010

(the “Prospectus”)

On September 30, 2010, the Fund’s Board of Trustees approved a change with respect to the Fund’s sub-advisers adding del Rey Global Investors, LLC (“del Rey”), ING Investment Management Advisors B.V. (“IIMA”), and ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM Asia Pacific”) as sub-advisers to the Fund with a change to the Fund’s principal investment strategies and sub-advisory fee rate payable by ING Investments, LLC, the Fund’s investment adviser. In addition, the Fund’s Board of Trustees approved soliciting shareholders for approval of a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders. The proposals to add additional sub-advisers and the “Manager-of-Managers” arrangement each require approval by the Fund’s shareholders. A proxy statement detailing each proposal is expected to be mailed to shareholders on or about November 23, 2010, and a shareholder meeting is scheduled to be held on or about January 6, 2011. If shareholders approve the proposal to add IIMA and IIM Asia Pacific as additional sub-advisers, these sub-advisers will also be appointed to be new sub-advisers to the Fund but will not initially manage any Fund assets. The Fund will notify shareholders if shareholder approval of the proposals is not obtained. If shareholder approval of the proposals is obtained, effective at the close of business on or about January 21, 2011, del Rey will begin co-managing the Fund pursuant to a new sub-advisory agreement.

Subject to shareholder approval of the proposal to add del Rey as a sub-adviser to the Fund, effective on or about January 21, 2011, the Fund’s Prospectus will be revised as follows:

1.

The table and accompanying footnotes in the section entitled “Annual Fund Operating Expenses — Fees and Expenses of the Fund” of the summary section of the Fund’s Prospectus are hereby deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses[1] Expenses you pay each year as a % of the value of your investment
		A	B	C	I	W
Management Fees	%	1.00	1.00	1.00	1.00	1.00
Distribution and Service (12b-1) Fees	%	0.30	1.00	1.00	N/A	N/A
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.35	0.35	0.35	0.23	0.35
Total Annual Fund Operating Expenses	%	1.75	2.45	2.45	1.33	1.45
Waivers, Reimbursements and Recoupments[2]	%	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Total Annual Fund Operating Expenses after Waivers, Reimbursements and Recoupments	%	1.73	2.43	2.43	1.31	1.43

[1]	Expense ratios have been adjusted to reflect current expense rates.
[2]

The adviser is contractually obligated to limit expenses to 1.80%, 2.50%, 2.50%, 1.50% and 1.50% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through at least March 1, 2011; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to waive a portion of the management fee through March 1, 2012. Effective January 21, 2011, the estimated management fee waiver for the Fund would be (0.02)%. There is no guarantee that the management fee waiver will continue after March 1, 2012. The management fee waiver will continue only if the adviser elects to renew it.

2.	The table in the section entitled “Fees and Expenses of the Fund — Expense Examples” of the summary section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Share Status		1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$741	1,093	1,468	2,517
B	Sold	$746	1,062	1,504	2,612
	Held	$246	762	1,304	2,612
C	Sold	$346	762	1,304	2,785
	Held	$246	762	1,304	2,785
I	Sold or Held	$133	419	727	1,600
W	Sold or Held	$146	457	790	1,734

3.	The section entitled “Principal Investment Strategies” of the summary section of the Fund’s Prospectus is hereby amended to delete and replace the fourth paragraph with the following:

Brandes Investment Partners, L.P. (“Brandes”), del Rey Global Investors, LLC (“del Rey”), and ING Investment Management Co. (“ING IM”) provide the day-to-day management of the Fund. The three sub-advisers act independently of each other and use their own methodology for selecting investments.

4.	The section entitled “Principal Investment Strategies” of the summary section of the Fund’s Prospectus is hereby amended to include the following sub-section:

del Rey

del Rey seeks to generate long-term alpha by capitalizing on market inefficiencies by employing a high-quality intrinsic value approach. It employs a research-driven, bottom-up approach to security selection and portfolio construction. Companies are bought based on weighing their qualitative attractiveness versus the price that must be paid to obtain them. del

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Rey seeks to identify strong franchises that should be able to create value for shareholders under reasonable economic assumptions; invest in companies when they are attractively priced; build portfolios one stock at a time; and control risk by remaining well diversified.

5.	The section entitled “Portfolio Management” of the summary section of the Fund’s Prospectus is hereby amended to include the following section:

Sub-Adviser                                         del  Rey Global Investors, LLC

Portfolio Manager

Paul Hechmer

Portfolio Manager (since 01/11)

6.	The section entitled “Management of the Funds — ING International Value Fund — The Multi-Manager Approach” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

The Multi-Manager Approach

The initial allocation of the Fund’s assets among the three sub-advisers effective January 21, 2011 will be: 25% Brandes; 25% del Rey; and 50% ING IM. Each sub-adviser makes investment decisions for the assets it as been allocated to manage. The Adviser may change the allocation of the Fund’s assets among the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

7.	The section entitled “Management of the Funds — ING International Value Fund” of the Fund’s Prospectus is hereby amended to include the following sub-section:

del Rey Global Investors, LLC

del Rey Global Investors, LLC (“del Rey” or “Sub-Adviser”), is a registered investment adviser focusing on international and global large cap investing. The principal address of del Rey is 6701 Center Drive West, Suite 655, Los Angeles, CA 90045. As of September 30, 2010, del Rey had approximately $692.8 million in assets under management.

The following individual is responsible for the day-to-day management of ING International Value Fund’s assets allocated to del Rey.

Paul Hechmer, Portfolio Manager, co-founded del Rey in September 2009 and serves at Chief Investment Officer. From 2006 to 2009, Mr. Hechmer was executive managing director and lead portfolio manager for Tradewinds Global Investors. Prior to Tradewinds Global Investors, Mr. Hechmer served as executive managing director and lead portfolio manager at NWQ Investment Management, and at Palley-Needleman Asset Management. Mr. Hechmer has more than sixteen years of investment experience managing international and global strategies.

Subject to shareholder approval of the proposal of the “Manager-of-Managers” arrangement, effective on or about January 31, 2011, the Fund’s Prospectus will be revised as follows:

8.

The second paragraph of the section entitled “Management of the Funds — The Sub-Advisers and Portfolio Managers” on page 81 of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

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The Adviser acts as a “manager-of-manager” for ING Asia-Pacific Real Estate Fund, ING Emerging Countries Fund, ING European Real Estate Fund, ING Foreign Fund, ING Global Bond Fund, ING Global Natural Resources Fund, ING Global Value Choice Fund, ING Greater China Fund, ING Index Plus International Equity Fund, ING International Capital Appreciation Fund, ING International Real Estate Fund, ING International SmallCap Multi-Manager Fund, ING International Value Fund and ING International Value Choice Fund (collectively, “Manager-of-Managers Funds”). The Adviser delegates to the sub-advisers of the Manager-of-Managers Funds the responsibility for investment management, subject to the Adviser’s oversight. The Adviser is responsible for monitoring the investment program and performance of the sub-advisers of the Manager-of-Managers Funds.

Subject to shareholder approval of the proposal to add IIMA and IIM Asia Pacific as additional sub-advisers, effective on or about January 21, 2011 the Fund’s Prospectus will also be revised as follows:

9.

The section entitled “Management of the Funds — ING International Value Fund — ING Investment Management Co.” of the Fund’s Prospectus is hereby amended to include the following paragraphs immediately following the first paragraph and before the description of the Fund’s portfolio managers:

ING Investments may, from time to time, obtain from each of the following ING IM affiliates investment advice, including factual information, research reports, investment recommendations and trading services and to grant to one or more of the affiliates investment management authority if ING Investments believes that doing so would benefit the Fund. Each ING IM affiliate set forth below is a registered investment adviser and an indirect wholly-owned subsidiary of ING Groep:

IIMA is a Netherlands corporation with principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. Organized in 1896, IIMA became an investment advisory company in 1991. As of September 30, 2010, IIMA had approximately $2.2 billion in assets under management. IIMA operates under the collective management of ING Investment Management Europe, which, as of September 30, 2010, had approximately $212 billion in assets under management.

IIM Asia Pacific is a company belonging to ING Groep whose registered office is at 39/F One International Financial Centre, 1 Harbour View Street, Central, Hong Kong. As of December 31, 2009, IIM Asia Pacific, together with other ING IM affiliated companies in the Asia Pacific region including Japan, managed approximately $2.6 billion in assets.

ING IM currently manages a separate sleeve of the Fund allocated to it by ING Investments. However, in the future, to pursue the Fund’s investment objective ING Investments may at its discretion allocate a portion of the Fund’s assets to IIM Asia and/or IIMA for management, and may change the allocation of the Fund’s assets among all sub-advisers of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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ING MAYFLOWER TRUST

ING International Value Fund

(the “Fund”)

Supplement dated October 29, 2010

to the Fund’s Class A, Class B, Class C, Class I, and Class W

Statement of Additional Information (“SAI”) dated February 26, 2010

On September 30, 2010, the Fund’s Board of Trustees approved a change with respect to the Fund’s sub-advisers adding del Rey Global Investors, LLC (“del Rey”), ING Investment Management Advisors B.V. (“IIMA”), and ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM Asia Pacific”) as sub-advisers to the Fund with a change to the Fund’s principal investment strategies and sub-advisory fee rate payable by ING Investments, LLC, the Fund’s investment adviser. In addition, the Fund’s Board of Trustees approved soliciting shareholders for approval of a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders. The proposals to add additional sub-advisers and the “Manager-of-Managers” arrangement each require approval by the Fund’s shareholders. A proxy statement detailing each proposal is expected to be mailed to shareholders on or about November 23, 2010, and a shareholder meeting is scheduled to be held on or about January 6, 2011. If shareholders approve the proposal to add IIMA and IIM Asia Pacific as additional sub-advisers, these sub-advisers will also be appointed to be new sub-advisers to the Fund but will not initially manage any Fund assets. The Fund will notify shareholders if shareholder approval of the proposals is not obtained. If shareholder approval of the proposals is obtained, effective at the close of business on or about January 21, 2011, del Rey will begin co-managing the Fund pursuant to a new sub-advisory agreement.

Subject to shareholder approval of the proposal to add del Rey as a sub-adviser to the Fund, effective on or about January 21, 2011, the Fund’s SAI will be revised as follows:

1.	The first paragraph of the section entitled “Adviser” found on page 115 of the Fund’s SAI is hereby deleted and replaced with the following:

The investment adviser for each Fund is ING Investments, LLC (“Adviser” or “ING Investments”), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Trustees of the Funds, has the overall responsibility for the management of each Fund’s portfolio subject to delegation of certain responsibilities to other investment advisers (each a “Sub-Adviser” and collectively, “Sub-Advisers”): ING Investment Management Advisors B.V. (“IIMA”) as the Sub-Adviser to Emerging Countries Fund, Global Equity Dividend Fund, Global Opportunities Fund, and Russia Fund; ING Clarion Real Estate Securities, LLC (“ING CRES”) as the Sub-Adviser to Asia-Pacific Real Estate Fund, European Real Estate Fund, Global Real Estate Fund and International Real Estate Fund; ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM Asia Pacific”) as the Sub-Adviser to Greater China Fund; ING Investment Management Co. (“ING IM”), as the Sub-Adviser to Global Natural Resources Fund, Global Bond Fund and Index Plus International Equity Fund; Tradewinds Global Investors, LLC (“Tradewinds”) as the Sub-Adviser to Global Value Choice Fund; Hansberger Global Investors, Inc. (“HGI”) as the Sub-Adviser to International Capital Appreciation Fund; Acadian Asset Management LLC (“Acadian”) and Schroder Investment

Management North America Inc. (“Schroders”) as the Sub-Advisers to International SmallCap Multi-Manager Fund; del Rey Global Investors, LLC (“del Rey”), ING IM, and Brandes Investment Partners, L.P. (“Brandes”) as Sub-Advisers to International Value Fund; and Tradewinds as Sub-Adviser to International Value Choice Fund.

2.	Footnote (2) to the table entitled “Advisory Fees” in the section entitled “Adviser” on page 118 of the Fund’s SAI is added in reference to the Fund and also amended to add the following:

(2) In addition, pursuant to a separate waiver agreement, ING Investments has agreed to lower the advisory fee for International Value Fund so that the advisory fee payable to ING Investments will be waived in amounts equal to 50% of the savings to ING Investments resulting from the implementation of a sub-advisory fee reduction through March 1, 2012 for the Fund. There is no guarantee this waiver will continue after that date. The waiver agreement will only renew if ING Investments elects to renew it.

3.	The fourteenth paragraph in the section entitled “Sub-Advisers” on page 122 of the Fund’s SAI is hereby deleted in its entirety and replaced with the following:

Pursuant to a Sub-Advisory Agreement dated September 1, 2000 between ING Investments and Brandes, a Sub-Advisory Agreement dated October 27, 2008 between ING Investments and ING IM, and a Sub-Advisory Agreement dated January 21, 2011 between ING Investments and del Rey, Brandes, ING IM and del Rey serve as Sub-Advisers to International Value Fund. The three sub-advisers act independently of each other and use their own methodology for selecting investments. In this capacity, Brandes, ING IM, and del Rey, subject to the supervision and control of ING Investments and the Trustees of the Fund, manage the Fund’s portfolio investments, consistently with the Fund’s investment objective, and execute any of the Funds investment policies that they deem appropriate to utilize from time to time. Brandes’ address is 11988 El Camino Real Ste. 500, P.O Box 919048, San Diego California 92130. Charles Brandes, who controls the general partner of Brandes, serves as one of the Managing Directors of Brandes. ING IM’s address is 230 Park Avenue, New York, NY 10169. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. del Rey is a registered investment adviser located at 6701 Center Drive West, Suite 655, Los Angeles, CA 90045. Paul Hechmer controls del Rey and is its Chief Executive Officer and Chief Investment Officer.

4.	The section entitled “Sub-Advisers — Sub-Advisory Fee — International Value” found on page 124 of the Fund’s SAI is hereby amended to add the following:

Fund	Annual Sub-Advisory Fee
International Value Fund

del Rey

0.35% on assets initially allocated to del Rey’s sleeve upon its appointment as sub-adviser
(the “Transitioned Amount”);

0.50% on net assets of the Fund in excess of the Transitioned Amount up to $800 million; and

0.60% on net assets of the Fund thereafter.

5.	The section entitled “Portfolio Managers — International Value Fund” on page 144 of the Fund’s SAI is hereby amended to add the following:

del Rey

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of September 30, 2010:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Paul Hechmer	0	$0	3	$685,991,501	4	$6,782,255

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. del Rey seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, del Rey has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to many of its clients’ accounts, del Rey determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, del Rey may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, del Rey may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where del Rey has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

del Rey has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises

Compensation

del Rey’s portfolio manager participates in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. Bonus compensation is primarily a function of the firm’s overall annual profitability.

The total compensation package for portfolio managers includes an equity-like incentive (whose value is determined by various factors including the increase in profitability of del Rey over time).

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of September 30, 2010, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Paul Hechmer	None

Subject to shareholder approval of the proposal to add IIMA and IIM Asia Pacific as additional sub-advisers to the Fund, effective on or about January 21, 2011 the Fund’s SAI will also be revised as follows:

5.	The following paragraph is added immediately following the thirteenth paragraph in the section entitled “Sub-Advisers” on 122 of the Fund’s SAI:

On behalf of International Value Fund, ING Investments entered into sub-advisory agreements with IIMA and IIM Asia Pacific on January 21, 2011. Pursuant to the sub-advisory agreements, ING Investments may receive from IIMA and IIM Asia Pacific investment research and advice on issuers outside the United States (non-discretionary), and ING Investment may grant the sub-advisers investment management authority and the authority to buy and sell securities if ING Investments believes it would be beneficial to the Fund (discretionary services), ING Investments, and not International Value Fund, pays the sub-advisers.

ING IM currently manages a separate sleeve of International Value Fund allocated to it by ING Investments. However, in the future, to pursue the Fund’s investment objective ING Investments may at its discretion allocate a portion of the Fund’s assets to IIM Asia and/or IIMA for management, and may change the allocation of the Fund’s assets among all sub-advisers of the Fund.

6.	The section entitled “Sub-Advisers — Sub-Advisory Fee — International Value” found on page 124 of the Fund’s SAI is hereby amended to add the following:

Fund	Annual Sub-Advisory Fee
International Value Fund

IIMA

0.45% on the first $5 billion of the Fund’s average daily net assets managed by IIMA;

0.4275% on the next $2.5 billion of the Fund’s average daily net assets managed by IIMA;

0.405% on the next $2.5 billion of the Fund’s average daily net assets managed by IIMA; and

0.3825% of the Fund’s average daily assets in excess of $10 billion

IIM Asia Pacific

0.45% on the first $5 billion of the Fund’s average daily net assets managed by IIM Asia Pacific;

0.4275% on the next $2.5 billion of the Fund’s average daily net assets managed by IIM Asia Pacific;

0.405% on the next $2.5 billion of the Fund’s average daily net assets managed by IIM Asia Pacific; and

0.3825% of the Fund’s average daily assets in excess of $10 billion

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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